SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): June 28, 1996



                                 Medtronic, Inc.
             (Exact name of registrant as specified in its charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)


                1-7707                                 41-0793183
       (Commission File Number)            (I.R.S. Employer Identification No.)


            7000 Central Avenue N.E.
            Minneapolis, Minnesota                            55432
    (Address of principal executive offices)               (Zip Code)


                                 (612) 574-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

         On June 28, 1996, Medtronic, Inc. (the "Registrant") acquired all of the outstanding stock of InStent Inc. ("InStent") through a merger of a newly-created subsidiary of the Registrant with and into InStent. Pursuant to the merger, the stockholders of InStent receive 0.3833 of a share of the Registrant's common stock, par value $.10 per share ("Common Stock"), in exchange for each of the 10,049,194 shares of InStent Common Stock outstanding immediately prior to the time of the merger. In addition, holders of options to purchase an aggregate 801,168 shares of InStent Common Stock outstanding at the time of the merger are entitled to receive, upon exercise of such options,
0.3833 of a share of the Registrant's Common Stock. The aggregate consideration paid by the Registrant is equivalent to approximately 4,158,900 shares of the Registrant's Common Stock, including shares to be issued upon the exercise of stock options assumed by the Registrant. Each share of the Registrant's Common Stock includes a Preferred Stock Purchase Right pursuant to the Registrant's Shareholder Rights Plan.

         The InStent organization, of Eden Prairie, Minnesota, and Tel Aviv, Israel, develops and manufactures self-expanding and balloon-expandable stents used in medical procedures throughout the body. The InStent organization will become part of the Registrant's Vascular sector.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired:

                  Not required because the business acquired pursuant to the merger (which is being accounted for as a pooling of interests) is not considered significant for purposes of Rule 3-05 of Regulation S-X.

         (b)      Pro Forma Financial Information:

                  Not required because the business acquired pursuant to the merger (which is being accounted for as a pooling of interests)  is not  considered  significant  for  purposes  of
                  Article 11 of Regulation S-X.

         (c)      Exhibits:

                         (2) Agreement and Plan of  Reorganization,  dated March
                    22, 1996, by and among Medtronic, Inc., InStent Inc., and BYR Acquisition Corp., including the Exhibits thereto -- incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, Reg. No. 333- 04591. Pursuant to Item 601(b)(2) of Regulation S-K, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedules to the Agreement and Plan of Reorganization, described as follows:

                           Schedule 3.1       Organization
                           Schedule 3.3       Capitalization
                           Schedule 3.5       Liabilities
                           Schedule 3.6       Consents and Approvals
                           Schedule 3.8       Litigation
                           Schedule 3.9       Material Adverse Changes
                           Schedule 3.10      Environmental
                           Schedule 3.11      Officers, Directors and Employees
                           Schedule 3.12      Taxes
                           Schedule 3.13      Contracts
                           Schedule 3.16      Intellectual Property Rights
                           Schedule 3.17      Benefits Plans
                           Schedule 3.19      List of Insurance
                           Schedule 3.20      List of Each Bank, Broker or
                                               Other Depository
                           Schedule 3.21      Powers of Attorney
                           Schedule 3.22      Product Liability Claims
                           Schedule 3.23      Product and Service Warranties
                           Schedule 3.24      Inventories
                           Schedule 3.25      Customer Relations
                           Schedule 3.26      No Finders
                           Schedule 4.5       Medtronic Changes


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDTRONIC, INC.


Date:  July 11, 1996                    By /s/ Michael D. Ellwein
                                           Michael D. Ellwein
                                           Vice President Corporate Development
                                           and Associate General Counsel

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  EXHIBIT INDEX

                                       to

                             JUNE 28, 1996 FORM 8-K


                                 MEDTRONIC, INC.



Exhibit Number           Exhibit Description

    (2) Agreement and Plan of Reorganization dated March 22, 1996, among the Registrant, BYR Acquisition Corp. and InStent Inc. -- incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4, Reg. No. 333-04591.